Exhibit 99

                            EXPLANATION OF RESPONSES

     (1) Airlie Opportunity Capital Management, LP is making a joint filing on Form 3 on its behalf and as a designated beneficial owner on behalf of the following reporting persons: Airlie Opportunity Master Fund, Ltd.; Airlie Opportunity Fund, L.P.; Airlie Opportunity Fund Cayman, Ltd.; Airlie Opportunity Capital Management, LLC; Airlie Enterprises, LLC and Dort Cameron, III.

     (2) As of January 31, 2005, Airlie Opportunity Master Fund, Ltd. directly owned 139,107 shares of Common Stock, par value $0.01 per share, of the Issuer (the "Common Stock"), and 463,628 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Issuer (the "Convertible Preferred Stock"). Pursuant to their terms, the shares of Convertible Preferred Stock are convertible at the option of the holder into shares of Common Stock at an initial ratio of one share of Preferred Stock into one share of Common Stock.

          Airlie Opportunity Fund, L.P. and Airlie Opportunity Fund Cayman, Ltd. are the sole shareholders of Airlie Opportunity Master Fund, Ltd. Airlie Opportunity Capital Management, LP is the general partner of Airlie Opportunity Fund, L.P. and the investment manager and management company of Airlie Opportunity Master Fund, Ltd., Airlie Opportunity Fund, L.P. and Airlie Opportunity Fund Cayman, Ltd. Airlie Opportunity Capital Management, LLC is the general partner of Airlie Opportunity Capital Management, LP, and Airlie Enterprises, LLC is the managing member of Airlie Opportunity Capital Management, LLC. Dort Cameron, III is the managing member of Airlie Enterprises, LLC.

     (3) By virtue of their relationship with Airlie Opportunity Master Fund, Ltd., each of Airlie Opportunity Fund, L.P., Airlie Opportunity Fund Cayman, Ltd., Airlie Opportunity Capital Management, LP, Airlie Opportunity Capital Management, LLC, Airlie Enterprises, LLC and Dort Cameron, III may be deemed to be the beneficial owner of the aggregate of 602,735 shares of Common Stock. Each of Airlie Opportunity Fund, L.P., Airlie Opportunity Fund Cayman, Ltd., Airlie Opportunity Capital Management, LP, Airlie Opportunity Capital Management, LLC, Airlie Enterprises, LLC and Dort Cameron, III expressly disclaims beneficial ownership of such Common Stock except to the extent of its respective pecuniary interest in the Common Stock.

                             JOINT FILER INFORMATION


Name: Airlie Opportunity Fund, L.P.

Address:     115 East Putnam Avenue
             Greenwich, CT 06830

Designated Filer: Airlie Opportunity Capital Management, LP

Date of Event Requiring Statement: January 31, 2005

Issuer and Ticker Symbol: Oglebay Norton Company (N/A)


                               Airlie Opportunity Fund, L.P.

                               By: Airlie Opportunity Capital Management, LP, its general partner

                               By: Airlie Opportunity Capital Management, LLC, its general partner

                               By:  Airlie Enterprises, LLC,
                                    its managing member

                               By:  /s/ Dort Cameron, III
                                    ------------------------------
                                    Name:  Dort Cameron, III
                                    Title: Managing Member

                             JOINT FILER INFORMATION


Name: Airlie Opportunity Master Fund, Ltd.

Address:     115 East Putnam Avenue
             Greenwich, CT 06830

Designated Filer: Airlie Opportunity Capital Management, LP

Date of Event Requiring Statement: January 31, 2005

Issuer and Ticker Symbol: Oglebay Norton Company (N/A)


                               Airlie Opportunity Master Fund, Ltd.

                               By: Airlie Opportunity Capital Management, LP, its investment advisor

                               By: Airlie Opportunity Capital Management, LLC, its general partner

                               By:  Airlie Enterprises, LLC,
                                    its managing member

                               By:  /s/ Dort Cameron, III
                                    -----------------------------------------
                                    Name:   Dort Cameron, III
                                    Title:  Managing Member

                             JOINT FILER INFORMATION


Name: Airlie Opportunity Fund Cayman, Ltd.

Address:     115 East Putnam Avenue
             Greenwich, CT 06830

Designated Filer: Airlie Opportunity Capital Management, LP

Date of Event Requiring Statement: January 31, 2005

Issuer and Ticker Symbol: Oglebay Norton Company (N/A)


                               Airlie Opportunity Fund Cayman, Ltd.

                               By: Airlie Opportunity Capital Management, LP, its investment advisor

                               By: Airlie Opportunity Capital Management, LLC, its general partner

                               By:  Airlie Enterprises, LLC,
                                    its managing member

                               By: /s/ Dort Cameron, III
                                   ------------------------------------------
                                   Name:  Dort Cameron, III
                                   Title: Managing Member

                             JOINT FILER INFORMATION


Name: Airlie Opportunity Capital Management, LLC

Address:     115 East Putnam Avenue
             Greenwich, CT 06830

Designated Filer: Airlie Opportunity Capital Management, LP

Date of Event Requiring Statement: January 31, 2005

Issuer and Ticker Symbol: Oglebay Norton Company (N/A)


                                    Airlie Opportunity Capital Management, LLC

                                    By:  Airlie Enterprises, LLC, its managing
                                         member

                                    By: /s/ Dort Cameron, III
                                        ------------------------------------
                                        Name:  Dort Cameron, III
                                        Title: Managing Member

                             JOINT FILER INFORMATION


Name: Airlie Enterprises, LLC

Address:     115 East Putnam Avenue
             Greenwich, CT 06830

Designated Filer: Airlie Opportunity Capital Management, LP

Date of Event Requiring Statement: January 31, 2005

Issuer and Ticker Symbol: Oglebay Norton Company (N/A)


                                                Airlie Enterprises, LLC


                                                By: /s/ Dort Cameron, III
                                                    ----------------------------
                                                    Name:  Dort Cameron, III
                                                    Title: Managing Member

                             JOINT FILER INFORMATION


Name: Dort Cameron, III

Address:     115 East Putnam Avenue
             Greenwich, CT 06830

Designated Filer: Airlie Opportunity Capital Management, LP

Date of Event Requiring Statement: January 31, 2005

Issuer and Ticker Symbol: Oglebay Norton Company


                                                Dort Cameron, III


                                                By: /s/ Dort Cameron, III
                                                    ---------------------------